EXHIBIT 99.8

FORM OF NOTICE OF GUARANTEED DELIVERY FOR RIGHTS

CERTIFICATES ISSUED BY SECOND SIGHT MEDICAL PRODUCTS, INC.

This form, or one substantially equivalent hereto, must be used to exercise the subscription rights (the “Rights”) pursuant to the rights offering (the “Rights Offering”) as described in the prospectus supplement dated January 7, 2019 (the “Prospectus Supplement”) of Second Sight Medical Products, Inc., a California corporation (“Second Sight”), if a holder of Rights cannot deliver the certificate(s) evidencing the Rights (the “Rights Certificate(s)”), to the subscription agent listed below (the “Subscription Agent”) prior to 5:00 p.m., New York time, on February 15 , 2019, (as it may be extended, the “Expiration Time”). Such form must be delivered by hand or sent by telegram, facsimile transmission, first class mail or overnight courier to the Subscription Agent and must be received by the Subscription Agent prior to the Expiration Time. See “The Rights Offering — Method of Exercising Subscription Rights” in the Prospectus Supplement.

Payment of the Subscription Price of (i) $0.98 or (ii) the volume weighted average price of our common stock for the five trading day period through and including the Expiration Date, whichever is lower, per full Unit purchased upon exercise of such Rights must be received by the Subscription Agent in the manner specified in the Prospectus Supplement prior to the Expiration Time even if the Rights Certificate(s) evidencing such Rights is (are) being delivered pursuant to the Guaranteed Delivery Procedures thereof. See “The Rights Offering — Methods for Exercising Subscription Rights” in the Prospectus Supplement.

By mail:*	By hand or overnight courier:
Broadridge Corporate Issuer Solutions, Inc.	Broadridge Corporate Issuer Solutions, Inc.
Attn: BCIS Re-Organization Dept.	Attn: BCIS IWS
P.O. Box 1317	51 Mercedes Way
Brentwood, NY 11717-0693	Edgewood, NY 11717
(888) 789-8409 (toll free)	(888) 789-8409 (toll free)

*If your chosen delivery method is USPS Priority Mail or USPS Registered Mail, you must utilize the overnight courier address.

Delivery of this instrument to an address other than as set forth above does not constitute valid delivery. You may obtain additional information regarding the Rights Offering by contacting the Company’s information agent, Broadridge Corporate Issuer Solutions, Inc., by email at Shareholder@broadridge.com, by telephone at (888) 789-8409 or by mail at Broadridge Corporate Issuer Solutions, Inc., P.O. Box 1317, Brentwood, NY 11717-0693.

Ladies and Gentlemen:

The undersigned represents that the undersigned is the holder of Rights Certificate(s) representing ___________ Right(s) and that the Rights Certificate(s) cannot be delivered to the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date. Upon the terms and subject to the conditions set forth in the Prospectus Supplement, receipt of which is acknowledged by execution of this form, the undersigned elects to exercise (i) the Basic Subscription Right to invest $___________ and (ii) the Over-Subscription Privilege, if applicable, to invest $___________, subject to adjustment for fractional Units (which will be eliminated by rounding down to the nearest whole Unit), availability, and any other limitations and conditions described in the Prospectus Supplement.

The undersigned understands that payment of the Subscription Price for each Unit purchased pursuant to the Basic Subscription Right and the Over-Subscription Privilege must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date, and represents that such payment, in the aggregate amount of $__________ either (check appropriate box):

☐	is being delivered to the Subscription Agent herewith

Or

☐	has been delivered separately to the Subscription Agent in the manner set forth below (check appropriate box and complete information relating thereto):

☐	Wire transfer of funds

Name of transferor institution:

Date of transfer:

Confirmation number (if available):

☐

Uncertified check (Payment by uncertified check will not be deemed to have been received by the Subscription Agent until such check has cleared. Holders paying by such means are urged to make payment sufficiently in advance of the Expiration Time to ensure that such payment clears by such date.)

☐	Certified check

☐	Bank draft (cashier's check)

☐	Money order

Name of maker:

Date of check, draft or money order:

Check, draft or money order number:

Bank on which check is drawn or issuer or money order:

Signature(s)

Names

Address

Area Code and Telephone No.(s)

(Please type or print)
Rights Certificate No(s). (if available)

GUARANTEE OF DELIVERY

(Not to Be Used for Rights Certificate Signature Guarantee)

The undersigned, a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, or a commercial bank or trust company having an office or correspondent in the United States, or a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program, pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, guarantees that the undersigned will deliver to the Subscription Agent the certificates representing the Rights being exercised hereby, with any required signature guarantee and any other required documents, all within three (3) business days after the date hereof.

Dated:

(Address)

(Name of Firm)

(Area Code and Telephone Number)

(Authorized Signature)

The institution that completes this form must communicate the guarantee to the Subscription Agent and must deliver the Rights Certificate(s) to the Subscription Agent within the time period shown in this prospectus supplement. Failure to do so could result in a financial loss to such institution.